UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.     )
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☐     Soliciting Material Pursuant to § 240.14a-12
COMCAST CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on May 20, 2010
COMCAST CORPORATION
ONE COMCAST CENTER
PHILADELPHIA, PA 19103
Meeting Information
Meeting Type:  Annual Meeting of Shareholders
For holders as of: March 11, 2010
Date:  May 20, 2010 Time: 9:00 a.m. EDT
Location:	Pennsylvania Convention Center One Convention Center Place Philadelphia, PA 19107
For Meeting Directions: Please visit www.cmcsa.com
(Doors Open at 8:00 a.m.)
You are receiving this communication because you hold Class A common stock in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M20442-P90314

—–   Before You Vote   —–
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT             ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com

2) BY TELEPHONE:	1-800-579-1639

3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2010 to facilitate timely delivery.
—–   How To Vote   —–
Please Choose One of the Following Voting Methods
Vote In Person: This notice serves as your admission ticket. All shareholders must bring an admission ticket to the annual meeting. Without an admission ticket, shareholders will be admitted only upon verification of ownership. At the annual meeting, you will need to request a ballot to vote these shares. You may be asked to present a valid government-issued photo identification before entering the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Daylight Time on May 19, 2010.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M20443-P90314

     Voting Items
A	Company Proposals — The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1 and “FOR” Proposals 2-3.
1.	Election of Directors

01) S. Decker Anstrom	08) Gerald L. Hassell
02) Kenneth J. Bacon	09) Jeffrey A. Honickman
03) Sheldon M. Bonovitz	10) Brian L. Roberts
04) Edward D. Breen	11) Ralph J. Roberts
05) Julian A. Brodsky	12) Dr. Judith Rodin
06) Joseph J. Collins	13) Michael I. Sovern
07) J. Michael Cook
2.	Ratification of the appointment of independent auditors

3.	Approval of our 2006 Cash Bonus Plan
Comcast Corporation
Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.
B	Shareholder Proposals — The Board of Directors recommends a vote “AGAINST” Proposals 4-6, if properly presented at the annual meeting.
4.	To provide for cumulative voting in the election of directors

5.	To adopt and disclose a succession planning policy and issue annual reports on succession plan

6.	To require that the Chairman of the Board not be a current or former executive officer

M20444-P90314

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